Write-Off of Goodwill and Intangible	9 Months Ended
Sep. 30, 2024
Write-off Of Goodwill And Intangible
Write-Off of Goodwill and Intangible

Note 8. Write-Off of Goodwill and Intangibles

As required by ASC 350 Intangibles – Goodwill and Other Impairment and ASC 360 – Impairment Testing: Long-Lived Assets, in connection with preparing the consolidated financial statements for the three months ended September 30, 2024, management conducted a review as to whether there are conditions or circumstances that may indicate the impairment of its long-lived assets, goodwill and other indefinite-lived intangible assets.

The Company reviewed the goodwill and intangibles acquired in the acquisitions of TinBu, LLC and Global Gaming Enterprises, Inc., the domain names and software purchased from third parties, and software developed in-house. Each of TinBu, Global Gaming, and Lottery.com is considered a reporting unit for application of the GAAP accounting requirements related to analysis for potential impairment of goodwill and intangible assets.

The company performed a valuation of each of the reporting units described above, using discounted cash flow methodologies and estimates of fair market value. Given the results of the quantitative assessment, the company determined that the goodwill for the TinBu and Global Gaming reporting units was impaired.  For the three months ended September 30, 2024, the company recognized goodwill impairment charges of $1.57 million for the TinBu reporting unit and $1.91 million for the Global Gaming reporting unit. The total impairment charges related to goodwill were $3.48 million. In addition, it was determined that there was an impairment of certain intangible assets related to Global Gaming. For the three months ended September 30, 2024, the Company recorded impairment charges of $548 thousand to trade name, $150 thousand to customer relationships, and $119 thousand to technology acquired from Global Gaming. The total impairment charges to intangible assets were $817 thousand.